METROPOLITAN SERIES FUND

SUPPLEMENT DATED JANUARY 21, 2014

TO THE

PROSPECTUS DATED APRIL 29, 2013

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

The following changes are made to the prospectus of T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), a series of Metropolitan Series Fund.

In the Portfolio Summary, the subsection entitled “Portfolio Manager” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Manager. The Portfolio is managed by a committee chaired since 2014 by Joseph B. Fath, Vice President of T. Rowe Price Group, Inc.

The information in the fifth paragraph about the portfolio manager of the Portfolio in the subsection entitled “The Subadviser” of the section entitled “Additional Information About Management” is amended and restated as follows:

The Portfolio is managed by an Investment Advisory Committee. Joseph B. Fath, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since he became Chairman in 2014 and works with the Committee in developing and executing the Portfolio’s investment program. Mr. Fath is a Vice President of T. Rowe Price Group, Inc. and joined T. Rowe Price in 2002.